UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    June 23, 2005
                                                ______________________________


                             CFS Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)


Delaware                              000-24611              35-2042093
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)    (IRS Employer
of incorporation)                                          Identification No.)


707 Ridge Road, Munster, Indiana                               46321
______________________________________________________________________________
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code   (219) 836-5500
                                                   ___________________________


                                 Not Applicable
______________________________________________________________________________
	(Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 7.01    Regulation FD Disclosure
             ________________________

     On June 23, 2005, CFS Bancorp, Inc. (the "Company") issued a press release announcing the declaration of a quarterly cash dividend. For additional information, reference is made to the Company's press release, dated June 23, 2005, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed to be "filed" for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Company into which it may be incorporated.

ITEM 9.01    Financial Statements and Exhibits
             _________________________________

             (a)     Not applicable.
             (b)     Not applicable.
             (c)     Exhibits

                     The following exhibit is filed herewith.

            Exhibit Number                      Description
            ______________                      ___________

                 99.1                Press release dated June 23, 2005






















                                                                          2




                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CFS BANCORP, INC.





Date:  June 24, 2005             By:  /s/ Brian L. Goins
                                      ---------------------------------
                                      Brian L. Goins
                                      Vice President-Corporate Counsel




























                                                                          3